SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
 |_|  Preliminary Proxy Statement                 |_| Confidential, for Use of the Commission Only
                                                     (as permitted by Rule 14a-6(e)(2))
 |X| Definitive Proxy Statement
 |_| Definitive Additional Materials
 |_| Soliciting Material Pursuant to ss.240.14a-11(c) or  ss.240.14a-12

                               VIVRA INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 |X|  No Fee Required.

 |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5)  Total fee paid:


--------------------------------------------------------------------------------

 |_| Fee paid previously with preliminary materials.

 |_|Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:


--------------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
    (3)  Filing Party:


--------------------------------------------------------------------------------
    (4)  Date Filed:


--------------------------------------------------------------------------------

                               VIVRA INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 31, 1997

TO THE STOCKHOLDERS:

    The annual meeting of the stockholders of VIVRA Incorporated, a Delaware corporation, will be held on Thursday, May 9, 1997, at 11:00 a.m. Pacific Daylight Time, at the Company's headquarters located at 1850 Gateway Drive, Fifth floor, San Mateo, California, for the following purposes:

    1. To elect one director for a three-year term;

    2. To approve the amendment to the Company's Revised 1989 Stock Incentive Plan, including the reservation of an additional 1,400,000 shares for issuance thereunder; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on Friday, March 14, 1997 will be entitled to vote at the meeting.

    If you plan to attend the meeting, the Company's headquarters is located at 1850 Gateway Drive, Fifth floor, San Mateo, California.

    Directions to the Company from San Francisco International Airport: Highway 101 South. East on Highway 92 (toward Hayward). Take Mariners Island Boulevard/Edgewater Boulevard Exit. Left on Edgewater Boulevard. First left on Metro Center Boulevard. First left on Gateway Drive. Our facility is the 7-story, white building on the left side and our office is on the Fifth floor.

    If you do not expect to attend the meeting in person, please date and sign the enclosed proxy and return it promptly by mail in the envelope provided.

                                     By Order of the Board of Directors


                                     LEANNE M. ZUMWALT
                                         Secretary

                               VIVRA INCORPORATED

                         1850 Gateway Drive, Fifth floor
                               San Mateo, CA 94404

                                 PROXY STATEMENT

TO THE STOCKHOLDERS:

    The proxy accompanying this statement is solicited on behalf of the Board of Directors of VIVRA Incorporated (the "Company") for use at the annual meeting of its stockholders to be held on Friday, May 9, 1997, and at any adjournment or postponement thereof. The proxy will be used for the purposes described in the foregoing notice of meeting. This Proxy Statement and the accompanying proxy will initially be mailed to stockholders on or about March 31, 1997.

    The proxy may be revoked at any time prior to its use by delivering to the Company at the above address a written notice of revocation or a later dated properly executed proxy, or by voting in person at the meeting. If not so revoked, the proxy, when executed and returned to the Company, will be voted in accordance with the instructions thereon specified by the stockholder and, if no specification is made, FOR the director nominee listed in this Proxy Statement and FOR the amendment to the Company's Revised 1989 Stock Incentive Plan.

    Stockholders of record at the close of business on March 14, 1997 will be entitled to vote at the meeting. The Company has outstanding only one class of stock entitled to vote at the meeting, its Common Stock, $.01 par value of which 41,004,134 shares were outstanding at the close of business on March 14, 1997. Each stockholder is entitled to one vote for each share held, and there is no right to cumulate votes in the election of directors.

    Directors are elected by a plurality of the votes. Therefore, the nominees, up to the number of directors to be elected, receiving the highest number of votes will be elected. Approval of the amendment to the Company's Revised 1989 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum is present. Abstentions are counted in determining the presence or absence of a quorum for the meeting and have the effect of a negative vote. Broker non-votes are not entitled to a vote, and thus are not considered in determining whether a proposal was approved.

                              ELECTION OF DIRECTORS

    Richard B. Fontaine, who is presently a member of the Board of Directors, will be the nominee for election to hold office until the annual meeting in 2000, and until his successor is elected. If the enclosed proxy is duly executed and received in time for the meeting and, if no direction to withhold the vote is made, shares represented by it will be voted for Mr. Fontaine. If Mr. Fontaine should refuse or be unable to serve, the proxy will be voted for such other person as shall be designated by the Board of Directors to replace the nominee, but management has no knowledge that Mr. Fontaine will refuse or be unable to serve. David G. Connor is not standing for reelection. Additionally, LeAnne M. Zumwalt will be resigning from the Board effective May 9, 1997. The size Board will be reduced accordingly effective as of May 9, 1997.


Information Concerning Nominees and Directors

    The following information is furnished with respect to each nominee and the directors:


------------------------------------------------------------------------------------------------------------
                                                                               Director
                                             Occupation and                  Continuously         Term
         Name             Age             Business Experience                    Since           Expires
------------------------------------------------------------------------------------------------------------
David G. Connor, M.D.     56   Physician  in  private  practice  in  Daly  City, 1989             1997
                               California,    since   1973,    specializing   in
                               nephrology   and   internal   medicine;   Medical
                               Director of the Company's dialysis center in Daly
                               City,   California,    since   1977;   1986-1988,
                               President of the Medical  Staff of Seton  Medical
                               Center,   a  general   hospital   in  Daly  City,
                               California, not affiliated with the Company.
------------------------------------------------------------------------------------------------------------
Richard B. Fontaine       53   Independent  health  care  consultant since 1992; 1992             1997
                               1988-1992,   Senior   Vice   President   of  CR&R
                               Incorporated,   a   waste   management   company;
                               1984-1988,  Vice President,  Business Development
                               of Caremark, Inc., a health care company, neither
                               of which  corporations  are  affiliated  with the
                               Company.
-----------------------------------------------------------------------------------------------------------
Stephen G. Pagliuca       41   Managing General Partner of Information Partners, 1992             1998
                               a venture  capital  firm since  1989;  1986-1989,
                               Vice  President  of Bain & Company,  a management
                               consulting company, neither of which entities are
                               affiliated with the Company.
------------------------------------------------------------------------------------------------------------
Kent J. Thiry             41   President and  Chief  Executive  Officer  of  the 1991             1998
                               the Company since  September  1992;  April-August
                               1992,  President and Co-Chief  Executive Officer;
                               September  1991-March  1992,  President and Chief
                               Operating Officer;  1983-1991,  Consultant,  then
                               Vice  President,  Director  of U.S.  Health  Care
                               Consulting,  Bain & Company, Inc., San Francisco,
                               California.  Mr.  Thiry  is  also a  director  of
                               Summit   Medical   Services,   Inc.,   a  medical
                               information   services  company,   of  which  the
                               Company  owns  approximately  7.8% of the  Common
                               Stock.
------------------------------------------------------------------------------------------------------------
LeAnne M. Zumwalt         38   Chief  Financial Officer of the Company since May 1994             1998
                               1996 and  Treasurer  and  Secretary  since  March
                               1995,  August 1995  through  May 1996,  Executive
                               Vice   President;  November    1993-1995,    Vice
                               President,  Finance;  joined the Company in 1991;
                               prior thereto  Audit Senior  Manager with Ernst &
                               Young.
------------------------------------------------------------------------------------------------------------
Alan R. Hoops             48   Chief Executive Officer and Director of PcifiCare 1995             1999
                               Health Systems,  which is not affiliated with the
                               Company,  since 1993; 1991-1993,  Chief Operating
                               Officer of PacifiCare Health Systems.
-----------------------------------------------------------------------------------------------------------

                                                  5




------------------------------------------------------------------------------------------------------------
                                                                               Director
                                             Occupation and                  Continuously            Term
          Name             Age             Business Experience                   Since             Expires
------------------------------------------------------------------------------------------------------------
David L. Lowe              37   Chairman  and  Chief  Executive  Officer of ADAC 1995                1999
                               Laboratories,   Inc.,   a  medical   imaging  and
                               healthcare  information  company,  which  is  not
                               affiliated   with  the   Company,   since   1994;
                               1992-1994,   Chief  Executive   Officer  of  ADAC
                               Laboratories,  Inc.  and  1988-1994  President of
                               ADAC Laboratories, Inc.
------------------------------------------------------------------------------------------------------------
John M. Nehra              48   Managing  General Partner  of  Catalyst Ventures 1989                1999
                               L.P., a venture capital  partnership  since 1989;
                               1983-1989,  Managing  Director  of Alex.  Brown &
                               Sons, Inc.,  investment bankers,  responsible for
                               its Capital Markets Group,  including health care
                               corporate finance,  neither of which entities are
                               affiliated with the Company.
------------------------------------------------------------------------------------------------------------

BOARD COMMITTEES

    During fiscal 1996, the Board of Directors met seven times. All directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members. Directors meet their responsibilities not only by attending Board and Committee meetings, but also through communication with the Chief Executive Officer and other members of management on matters affecting the Company.

    The Company has four committees of the Board: Audit, Compensation, Governance and Clinical Quality. The Governance Committee acts as the Company's nominating committee.

    The Audit Committee  currently consists of Stephen G. Pagliuca,  Chair, John
M. Nehra and David G. Connor, M.D. It met once in fiscal 1996. The Committee recommends the appointment of the Company's independent accountants; reviews the scope and results of the audit plans of the independent accountants; oversees the scope and adequacy of the Company's internal accounting control and record-keeping systems; confers independently with the independent accountants; and determines the appropriateness of fees for audit and non-audit services performed by the independent accountants.

    The Compensation Committee currently consists of Richard B. Fontaine, Chair, David L. Lowe and Stephen G. Pagliuca. It met three times in fiscal 1996. The Committee reviews and recommends to the Board salary and incentive compensation, including bonus, stock options and restricted stock, for the Chief Executive Officer; reviews salaries and incentive compensation for all corporate officers and senior executives; reviews incentive compensation to be allocated to employees; and administers and authorizes awards under the 1989 Stock Incentive Plan. The Chair of the Compensation Committee also conducts annual reviews of the Company's executive officers, including collecting feedback from subordinates of the executives.

    The Governance Committee currently consists of John M. Nehra, Chair, and Richard B. Fontaine. It met once in fiscal 1996. Its purpose is to create policies for and make recommendations to the Board regarding the organization and structure of the Board; the role and effectiveness of the Board and each Committee in the Company's corporate governance process; and the qualifications of and candidates for directorships. The Governance Committee will accept recommendations from Company's shareholders regarding qualified candidates to serve as directors of the Company. Any such request should be furnished in writing to the Company's Secretary, LeAnne Zumwalt, at 1850 Gateway Drive, Fifth floor, San Mateo, CA 94404.

    The Clinical Quality Committee currently consists of David L. Lowe, Chair and David G. Connor, M.D. In fiscal 1996 the Clinical Quality Committee held numerous meetings with physicians and others concerning the Company's Clinical Quality Initiative. Its purpose is to monitor quality of care issues, oversee progress in the improvement of clinical care and review and measure outcomes of care in comparison to medical guidelines and industry standards.

Remuneration of Directors

    Those directors who are not employed by the Company receive a fee of $1,500 for each Board meeting attended, plus travel expenses, if any. Nonemployee directors also receive an annual automatic grant of an option to purchase 5,062 shares of Common Stock, and a related limited stock appreciation right ("LSAR") under the Company's Revised 1989 Stock Incentive Plan. During fiscal 1996, nonemployee directors also received fees payable in grants of stock, options or cash ranging from (i) an annual retainer of $40,000, with $20,000 in Restricted Stock and $20,000 in cash, for the Chair of the Compensation Committee, with cash fees of $2,000 and $1,500 for each meeting attended in person by the chair and committee members, respectively; (ii) an annual retainer of $20,000 of Restricted Stock for the Chair of the Audit Committee, with cash fees of $2,000 and $1,000 for each meeting attended in person by the chair and committee members, respectively; (iii) an annual retainer of $20,000 of Restricted Stock for the Chair of the Governance Committee, with meeting fees of $2,000 and $1,000 for each meeting attended in person by the Chair and committee members, respectively; and (iv) an annual retainer of $10,000 of Restricted Stock for the Chair of the Clinical Quality Committee, with fees of $2,000 and $1,000 for each meeting attended in person by the Chair and committee members, respectively. Additionally, each Chair and committee member will receive $500 cash for each meeting attended telephonically, except that the Chair of the Governance Committee will receive $1,500 cash for each meeting attended telephonically. Officers of the Company who serve as directors receive no fee, but are reimbursed for expenses incurred in attending meetings. If the amendment and restatement of the Company's 1989 Stock Incentive Plan is approved, the annual retainer for the chair of the Compensation Committee will increase to $55,000 with $27,500 in Restricted Stock and $27,500 in cash.

      In fiscal 1996, each of the outside directors received, in addition to the amounts set forth above,  options to purchase shares in certain  subsidiaries of the Company  at fair market value on the date of grant as follows:
------------------------------------------------------------------------------------------------------------
                                                                 Vivra Health        Vivra Specialty
                                   Vivra Asthma & Allergy       Advantage, Inc.       Partners, Inc.
                                        CareAmerica             # of Options /        # of Options /
        Director Name           # of Options / Strike Price      Strike Price          Strike Price
------------------------------------------------------------------------------------------------------------
  David G. Connor, M.D. (1)           57,564 @ $0.5625           9,853 @ $0.79        28,227 @ $1.65

------------------------------------------------------------------------------------------------------------
     Richard B. Fontaine             287,820 @ $0.5625          49,265 @ $0.79       141,135 @ $1.65

------------------------------------------------------------------------------------------------------------
        Alan R. Hoops                115,128 @ $0.5625          19,706 @ $0.79        56,454 @ $1.65

------------------------------------------------------------------------------------------------------------
        David L. Lowe                 57,564 @ $0.5625           9,853 @ $0.79        28,227 @ $1.65

------------------------------------------------------------------------------------------------------------
      John M. Nehra (2)              287,820 @ $0.5625          49,625 @ $0.79       141,135 @ $1.65

------------------------------------------------------------------------------------------------------------
     Stephen G. Pagliuca             201,474 @ $0.5625          34,486 @ $0.79        98,795 @ $1.65

------------------------------------------------------------------------------------------------------------

-------------

      (1)  In fiscal 1995, David G. Connor, M.D. was granted options to purchase 2,500 shares of Vivra Heart
Services, Inc., a subsidiary of the Company ("VHS"), at $.50 per share.

      (2) In  connection  with  consulting  services  provided to the Company in fiscal 1995,  John M. Nehra was granted options to purchase 60,000 shares of VHS at $.50 per share and  options  to  purchase  50,000 shares of VHS of $1.00 per share.


                              BENEFICIAL OWNERSHIP

    The following  tables show beneficial  ownership as of February 28, 1997 and as of December 31, 1996,  respectively of the Company's  Common Stock,  $.01 par value,  by the  directors  and  executive  officers  and  the  greater  than  5%
stockholders:

Beneficial Ownership of Management
-----------------------------------------------------------------------------------------------------------------
                                                                                        Shares Owned   Percent
                               Name of Beneficial Owner                                 Beneficially  of Class(1)
-----------------------------------------------------------------------------------------------------------------
David G. Connor, M.D..............................................................        32,097 (2)
Richard B. Fontaine.............................................................          32,318 (3)
Alan R. Hoops...................................................................          10,124 (2)
David L. Lowe...................................................................          11,041 (4)
John M. Nehra...................................................................           25,644(5)
Stephen G. Pagliuca.............................................................           26,394(6)
Kent J. Thiry...................................................................          452,500(2)        1.1%
David P. Barry..................................................................           52,650(2)
LeAnne M. Zumwalt...............................................................           28,351(7)
Thomas O. Usilton...............................................................           1,000 (2)
All directors and executive officers as a group (14 persons)....................          690,644(8)        1.7%
-----------------------------------------------------------------------------------------------------------------

----------
(1) In all cases except Mr. Thiry and all directors and executive  officers as a group,  the holdings  represent less than 1% of the  outstanding  shares of Common Stock.

(2) All shares are subject to options which are currently exercisable.

(3) Includes 31,310 shares subject to options which are currently exercisable.

(4)  Includes 10,874 shares subject to options which are currently exercisable.

(5)  Includes 25,310 shares subject to options which are currently exercisable.

(6)  Includes 26,060 shares subject to options which are currently exercisable.

(7) Includes 28,350 shares subject to options which are currently exercisable.

(8) Includes  802,015 shares subject to options which are currently  exercisable or will become exercisable within 60 days.

Other Beneficial Ownership
-----------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Owned             Percent of
               Name and Address of Beneficial Owner(1)                           Beneficially                Class
-----------------------------------------------------------------------------------------------------------------------
Putnam Investments, Inc.(2).............                                         5,163,405(3)                  12.9 %
  One Post Office Square
  Boston, MS 02109

RCM Capital Management (4)..............                                         3,764,250(6)                    9.3%
RCM Limited, L.P.
RCM General Corporation
  Four Embarcadero Center
  San Francisco, CA 94111

Nicholas Company, Inc...................                                         2,385,194(5)                   5.98%
  700 North Water Street
  Milwaukee, WI 53202



-----------------------------------------------------------------------------------------------------------------------

----------

(1) Information based on a Schedule 13D or Schedule 13G filed with the Securities and Exchange Commission by each named owner.


                                                   8

(2) Certain Putnam investment managers (together with their parent corporation, Putnam Investments, Inc.), are considered "beneficial owners" in the aggregate of 5,163,405 shares, or 7.2% of shares outstanding of the
    Company's voting Common Stock, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients.

(3) Shared voting and investment power, 98,500 and 5,163,405 shares, respectively.

(4) The parent company of RCM Capital Management, L.L.C., Dresdner Bank AG ("Dresdner"), has beneficial ownership of 3,764,250 shares only to the extent Dresdner may be deemed to have beneficial ownership of securities deemed to be beneficially owed by RCM Capital Management, L.L.C.

(5) Sole voting and investment power, 2,455,950 and 3,661,250 respectively; shared investment power, 103,000.

(6) Sole investment power.

Information Concerning Executive Officers

The  following  table lists and provides  biographical  data about the executive officers of the Company.
--------------------------------------------------------------------------------------------------------------
                                                                        Period of Service and
          Name              Age           Title                          Business Experience
--------------------------------------------------------------------------------------------------------------
Kent J. Thiry........
                                  President and Chief    Appointed September 1992. April-August 1992,
                                  Executive Officer      President and Co-Chief Executive Officer;
                                                         September 1991-March 1992, President and
                                                         Chief Operating Officer; 1983-1991,
                                                         Consultant, then Vice President, Director
                                                         of U.S. Health Care Consulting, Bain &
                                                         Company, Inc., San Francisco, California.

--------------------------------------------------------------------------------------------------------------
David P. Barry.......       38    President              Appointed March 1996.  May 1992, Vice
                                  of VRC                 President; August 1995, President, Vivra Renal
                                                         Care, Inc., responsible for operations; December
                                                         1993, President, Specialty CareAmerica, Inc.,
                                                         responsible for specialty dialysis services; May
                                                         1992-November 1993, President, Personal Care
                                                         Health Services, Inc., a former subsidiary of
                                                         the Company, responsible for operations of the
                                                         home health care business; 1984-1992, Homedco,
                                                         an infusion therapy company, since 1990 District
                                                         Manager for California.

--------------------------------------------------------------------------------------------------------------
Terry Gilpin.........       49    Executive Vice         Appointed September 1996.  1995, Vice President of
                                  President of VRC       VRC; December 1994, Vice President of Nephrology
                                                         Services Group, a subsidiary of the Company;
                                                         1993 - 1994, COO of Medical Resources, Inc., a
                                                         diagnostic imaging company; 1992 - 1993, Vice
                                                         President, Sales of Home Nutritional Services,
                                                         Inc.; 1982 - 1992, Vice President of Glasrock
                                                         Home Healthcare, Inc.

--------------------------------------------------------------------------------------------------------------
Gregory M. Holcomb...       46    Vice President,        Appointed Vice President, Finance
                                  Finance of VRC         November 1993. Prior thereto, Director
                                                         of Finance for the Company.

--------------------------------------------------------------------------------------------------------------
Charles McAllister, M.D.    49    Vice President,        Appointed Vice President, Clinical Affairs at Vivra
                                  Clinical Affairs of    Renal Care, Inc. 1992; Medical
                                  VRC                    Director, Vivra Renal Care of Clearwater and
                                                         Palm Harbor, Florida since 1987; Private Medical
                                                         Practice, Nephrology - Clearwater, Florida with
                                                         specialty in dialysis, clinical Nephrology and
                                                         transplantation from 1928 - Present

--------------------------------------------------------------------------------------------------------------

                                                       9

--------------------------------------------------------------------------------------------------------------
                                                                        Period of Service and
          Name              Age           Title                          Business Experience
--------------------------------------------------------------------------------------------------------------
Richard Pozen, M.D.         49    Vice President,        Appointed 1996.  1996, Vice President, Vivra Heart
                                  Medical Director       Services, a subsidiary of the Company; 1992 - 1995,
                                                         owner and founder of Cardiology Networks, Inc.;
                                                         1983 - 1995, co-owner and co-founder of
                                                         Sokolowica & Pozen, M.D.s, P.A.

--------------------------------------------------------------------------------------------------------------
Thomas O. Usilton....       45    Executive Vice         Appointed September 1995 and also appointed
                                  President, Vivra       Executive Vice President of Vivra Specialty
                                  Specialty Partners     Partners, Inc.; 1990-1994 founder and Chief
                                                         Executive Officer of Premier Allergy, Inc.
--------------------------------------------------------------------------------------------------------------
LeAnne M. Zumwalt....       38    Chief Financial        Appointed Chief Financial Officer,
                                  Officer,               May 1996 and Treasurer and Secretary
                                  Treasurer and          March 1995, Executive Vice President August 1995
                                  Secretary              - May 1996, Vice President, Finance, November
                                                         1993-August 1995; joined the Company in 1991.
                                                         Prior thereto, Audit Senior Manager with Ernst &
                                                         Young.

--------------------------------------------------------------------------------------------------------------


                       COMPENSATION OF EXECUTIVE OFFICERS

Summary of Cash and Certain Other Compensation

    The following table shows the cash and certain other compensation paid by the Company to the Chief Executive Officer for his service for fiscal 1996, 1995 and 1994, to each of the four other most highly compensated current executive officers in all executive capacities in which they served during the fiscal years ending November 30, 1996, 1995 and 1994:

                                            Summary Compensation Table

---------------------------------------------------------------------------------------------------------
                                                                         Long Term
                                                                       Compensation
                                                                          Awards
                                               Annual Compensation      Securities
              Name                                                      Underlying           All Other
       Principal Position          Year     Salary($)     Bonus($)     Options/SARs(#)(1) Compensation($)
---------------------------------------------------------------------------------------------------------
 Kent J. Thiry.................    1996     275,000      625,000 (2)         --             16,733 (3)
      President and Chief          1995     250,000      275,000          150,000           24,546(3)
       Executive Officer           1994     225,000      200,000          150,000           17,072(3)

---------------------------------------------------------------------------------------------------------
 LeAnne M. Zumwalt.............    1996     160,625      215,000             --            119,183 (4)
    Chief Financial Officer        1995     124,200       75,000           84,000            8,956(3)
    Secretary and Treasurer        1994     107,725       60,000           18,000            5,770(3)

---------------------------------------------------------------------------------------------------------
 David P. Barry................    1996     165,000      300,000           90,000           15,576 (3)
    Executive Vice President       1995     127,000      225,000          141,000            8,519(3)
                                   1994     115,000      120,725           10,500            7,893(3)

---------------------------------------------------------------------------------------------------------
 Thomas O. Usilton.............    1996     137,150      210,000             --                 --
         Vice President            1995     102,000       29,300             --                 --

---------------------------------------------------------------------------------------------------------
 Jacob Lazarovic, M.D..........    1996     197,250         --               --                 --
         Vice President            1995     196,500       32,000           41,250               --

---------------------------------------------------------------------------------------------------------

----------
(1)  Excludes the value of subsidiary options granted.

(2) Includes a contingent bonus of $300,000 for fiscal 1993, which was paid after November 30, 1996, upon Board approval, because the Company's earnings per share as of that date was in excess of $1.25, which represented a 17.5% compound annual growth rate over earnings per share reported for fiscal 1992.

(3) Includes share of Company's contribution to Profit Sharing Plan and/or car allowance.

(4) Includes share of Company's contribution to Profit Sharing Plan, a bonus payment made with respect to Ms. Zumwalt's loan with the Company and moving cost reimbursements related to Ms. Zumwalt's relocation from Aliso Viejo, California.


Fiscal 1996 Vivra Option/SAR Grants

-----------------------------------------------------------------------------------------------------------------
                                                                                          Potential Realizable
                                                                                            Value at Assumed
                               Number of       % of Total                                Annual Rates of Stock
                              Securities      Options/SARs                              Prices Appreciation for
                              Underlying       Granted to      Exercise                           Option Term
                             Options/SARs     Employees in     or Base     Expiration
            Name              Granted(#)      Fiscal Year    Price ($/Sh)     Date      5%($)          10%($)
-----------------------------------------------------------------------------------------------------------------
   Kent J. Thiry.......           --              --              --           --           --           --

-----------------------------------------------------------------------------------------------------------------
   LeAnne M. Zumwalt...           --              --              --           --           --           --

-----------------------------------------------------------------------------------------------------------------
   David P. Barry......        45,000 (1)         8.0           29.75       08/29/01     369,872      817,320
                               45,000 (2)         8.0           29.38       11/21/01     365,210      807,018

-----------------------------------------------------------------------------------------------------------------
   Thomas O. Usilton              --              --              --           --           --           --

-----------------------------------------------------------------------------------------------------------------
   Jacob Lazarovic, M.D.          --              --              --           --           --           --

-----------------------------------------------------------------------------------------------------------------

----------

(1) Vests 20% on August 29, 1996, and 20% each year on August 29, 1997 through 2000 and 100% in the event of a change of control.

(2) Vests 20% on November 21, 1996, and 20% each year on November 21, 1997 through 2000 and 100% in the event of a change of control.


Fiscal 1996 Vivra Option/SAR Exercises and Holdings

    The following table sets forth information with respect to the named executives concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the fiscal year, November 30, 1996:

--------------------------------------------------------------------------------------------------------------------
                                                                Number of
                                                               Securities                   Value of
                                                               Underlying                  Unexercised
                                                               Unexercised                In-the-Money
                                                             Options/SARs at             Options/SARs at
                                                             Fiscal Year-End             Fiscal Year-End
                             Shares                               (#)                           ($)(1)
                           Acquired on         Value          Exercisable/                Exercisable/
          Name             Exercise(#)      Realized($)          Unexercisable                Unexercisable
--------------------------------------------------------------------------------------------------------------------
Kent J. Thiry.......         227,000         4,886,363             452,500                     7,654,862
                                                                   232,500                     2,313,750

------------------------- -------------- ------------------ ----------------------- --------------------------------
LeAnne M. Zumwalt...         39,638           627,314               28,350                      289,425
                                                                    78,450                      706,575

------------------------- -------------- ------------------ ----------------------- --------------------------------
David P. Barry......         81,600          1,363,788              52,650                      307,575
                                                                   182,250                     1,025,825

------------------------- -------------- ------------------ ----------------------- --------------------------------
Thomas O. Usilton ..         10,100           139,479               1,000                        8,833
                                                                    21,900                      217,251

------------------------- -------------- ------------------ ----------------------- --------------------------------
Jacob Lazarovic, M.D....       --               --                  16,500                      152,625
                                                                    24,750                      228,937
------------------------- -------------- ------------------ ----------------------- --------------------------------

(1) The closing price of the Company's Common Stock on the New York Stock Exchange at fiscal year end,
    November 30, 1996, was $30.75 per share.


Subsidiary Options

    The Company has granted options to employees and other individuals in various operating subsidiaries. The purpose of such option grants is to motivate individuals directly responsible for the subsidiary's success. Under the subsidiary option programs, options are granted pursuant to a stock option plan adopted by the subsidiary. Each option is reflected by an option agreement which provides for the grant of options at fair market value typically with a term of the earlier of 5 years or a period after death, disability or termination of employment. The subsidiary may also compel the exercise of options under certain circumstances. The options generally vest over a four year term in equal annual installments. Optionholders are also required to be bound by the terms of a Stockholders Agreement. The Stockholders Agreement contains rights of first refusal on transfers by stockholders, a right of repurchase (the "Call Right") in the event the employee is no longer employed by the subsidiary, and a right of the employee to compel the subsidiary to repurchase (a "Put Right") the shares in 1999. The Call Right and the Put Right may be satisfied by the Company by the payment of cash, a promissory note, or, in some cases, an equivalent value of Vivra Common Stock. The Stockholder Agreement also contains various other rights and restrictions, including "piggyback" registration rights to include shares in registration statements filed by the subsidiary under the Securities Act of 1933, as amended.


                             Subsidiary Option Grants to Directors and Executive Officers as of 11/30/96
-------------------------------------------------------------------------------------------------------------------------

                                      Vivra Asthma &          Vivra Health       Vivra Heart       Vivra Specialty
                                      Allergy CareAmerica     Advantage, Inc.    Services, Inc.    Partners, Inc.
                       Fiscal  Year   # of  Options / Strike  # of  Options /    # of Options /    # of Options /
Name                   of Grant       Price                   Strike Price       Strike Price      Strike Price
-------------------------------------------------------------------------------------------------------------------------
David Barry            1995           --                      --                 10,000 @ $.50     60,000 @ $1.65
                       1996           --                      --                                   95,000 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
David G. Connor, M.D.  1995           --                      --                 2,500 @ $.50      --
                       1996           57,564 @ $.5625         9,853 @ $.79       --                28,227 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Richard B. Fontaine    1996           287,820 @ $.5625        49,625 @ $.79      --                141,135 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Alan R. Hoops          1996           115,128 @ $.5625        19,706 @ $.79      --                56,454 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Jacob Lazarovic, M.D.  1995           --                      --                 --                270,000 @ $1.65
                       1996           --                      --                 --                78,000 @ $1.65
                                                                                                   10,000 @ $2.94

-------------------------------------------------------------------------------------------------------------------------
David L. Lowe          1996           57,564 @ $.5625         9,853 @ $.79       --                28,227 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
John M. Nehra          1995           --                      --                 60,000 @ $.50     --
                                                                                 50,000 @ $1.00
                       1996           287,820 @ $.5625        49,625 @ $.79      --                141,135 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Stephen G. Pagliuca    1996           201,474 @ $.5625        34,486 @ $.79      --                98,795 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Richard Pozen, M.D.    1995           --                      --                 220,000 @ $.50    --
                                                                                 60,000 @ $1.00    60,000 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Kent J. Thiry          1996           2,302,560 @ $.5625      197,060 @ $.79     --                1,129,080 @ $1.65

-------------------------------------------------------------------------------------------------------------------------
Thomas O. Usilton      1995           --                      --                 30,000 @ $1.00    180,000 @ $1.65
                       1996           20,000 @ $.3750         --                 --                110,000 @ $1.65
                                                                                                   223,900 @ $2.94

-------------------------------------------------------------------------------------------------------------------------
LeAnne M. Zumwalt      1995           --                      --                 15,000 @ $.50     70,000 @ $1.65
                       1996           863,460 @ $.5625        73,898 @ $.79      --                353,405 @ $1.65
                                                                                                   111,.367 @ $2.94
-------------------------------------------------------------------------------------------------------------------------


Employee Loan

    In connection with Ms. Zumwalt's relocation from Aliso Viejo, California to San Mateo, California in July 1996, the Company loaned Ms. Zumwalt $400,000 to acquire a new residence. The loan bears interest at an annual interest rate of 6.74%. Interest payments are due each year on the last day of the year and all unpaid interest and principal are due on July 24, 2002. The loan is secured by a second deed of trust on Ms. Zumwalt's residence. The Company has agreed to pay Ms. Zumwalt bonuses at least equal to the amount of interest due on the loan each year.

Report of the Compensation Committee

    The Compensation Committee of the Company's Board of Directors was established in 1992 and is currently composed of three nonemployee directors. The Committee regularly meets once each year and holds special meetings as required.

   Compensation Objectives

    The Company has two primary objectives in setting executive officer compensation:

    [ ]  Attract and retain outstanding leadership

    [ ] Align executive compensation with the yearly and long term goals of the Company, with emphasis on the payment of performance bonuses.

    The Company's basic financial goal is to increase earnings per share an average of 15% to 20% each year over the long-term.

  Executive Compensation

    Towards the end of each fiscal year, a compensation review is conducted by the Chief Executive Officer for each executive officer. Annual salary and bonus recommendations are then made to and reviewed and voted upon by the Compensation Committee at its regular November meeting.

    Included in the Committee's criteria for approval of recommended salary adjustments, and particularly bonuses, are achievements against annual financial and non-financial targets set at the beginning of the fiscal year for each executive. The financial objectives consist of improvements in Company and subsidiary net operating profit, return on total capital and revenue growth. The non-financial objectives consist of improvements in quality of care, selection and implementation of financial and clinical information systems, development of managed care products and advancement of new business initiatives.

    For fiscal 1996, compensation for executive officers, as listed in the Information Concerning Executive Officers table starting on page 9 included cash bonuses, Vivra stock options and subsidiary stock options in Vivra Specialty Partners and the individual companies in that segment. Compensation was weighted heavily toward these variable components, with the long term objective of shifting to more variable pay for performance. Bonuses ranged from $0 to $300,000 and averaged $182,000, excluding that for the Chief Executive Officer.

   CEO Compensation

    Within the framework of Mr. Thiry's employment contract, the Committee has latitude in setting salary and bonus levels and granting stock options. Philosophically, the Committee is attempting to relate executive compensation to those variables over which the individual executive generally has control. The chief executive officer has the primary responsibility for improving shareholder value for the whole Company. Therefore, the Committee deemed it appropriate to relate a part of Mr. Thiry's compensation specifically to this objective.

    The Company recently entered into a new employment contract with Mr. Thiry which provides for an annual salary of $275,000 and expires on January 31, 2000. The Company may award discretionary bonuses under the contract. In fiscal 1995, Mr. Thiry was employed under a prior contract which provided for a base salary of $225,000 and similar discretionary and contingent bonuses. For fiscal 1995, the Committee awarded Mr. Thiry a cash performance bonus of $625,000, $300,000 of which was a contingent bonus, options on shares of Common Stock of Vivra Specialty Partners and an increase in annual base salary of $25,000 to $275,000, effective December 1, 1995. In determining Mr. Thiry's base and performance bonus compensation, the Committee considered the compensation of CEOs of comparable healthcare companies, as well as Mr. Thiry's performance against specific performance objectives. The objectives were growth in shareholder value, quality of care improvements, improved strength of the balance sheet, progress on strategic initiatives to position the Company for success in future years in the managed healthcare environment and development of organizational management depth. Based on the performance of the Company in fiscal 1996, including a 17.6% increase in net earnings per share (expanding), a dramatic improvement in Clinical Quality Initiatives, and the expanding of Vivra Specialty Partners, Inc., the Committee determined it was appropriate to award to Mr. Thiry bonuses for fiscal 1996, as discussed above.

    For fiscal 1992 and 1993, Mr. Thiry was awarded contingent bonuses of $100,000 and $200,000, respectively, which were paid in January 1997, since the Company's earnings per share for the fiscal year ending November 30, 1996 exceeded $1.25. The $1.25 was a 17.5% compound annual growth rate over earnings per share for fiscal 1992.

   Long Term Incentive Compensation

    To be competitive in attracting and retaining qualified executive officers and to provide them with performance incentives in addition to salary and bonuses, the Company adopted the Revised 1989 Stock Incentive Plan. In approving stock option grant recommendations, the Committee considers primarily the impact the executive is expected to have on increasing shareholder value, and recent performance toward specific goals that contribute to that result. Such specific goals differ among executives, but all relate to the speed and effectiveness with which the Company and its subsidiaries are positioned for the increasing influence of managed care in the various markets they serve.

   $1 million Pay Cap

    In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to a company's senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While the Company generally intends to qualify payment of compensation under section 162(m), the Company reserves the right to pay compensation to its executives from time to time that may not be tax deductible.

   Profit Sharing Plan Compensation

    The Company has a profit sharing plan to which annual discretionary contributions are made on behalf of the participants by the Company as determined by the Board of Directors. Executive officers are eligible to participate in the plan on the same basis as other employees after one year of employment that includes at least 1,000 hours of service. For fiscal 1996, the Company made profit sharing contributions on behalf of many of its employees, including Messrs. Thiry and Barry and Ms. Zumwalt.

                                                     THE COMPENSATION COMMITTEE



                                  DAVID L. LOWE
                               STEPHEN G. PAGLIUCA

Performance Graph

    The following is a comparison of the five-year cumulative total investment return of the Company, the Dow Jones Equity Market Index and the Dow Jones
Health Care Providers  Industry  Index.  It assumes $100 invested on December 1,
1990 in the Company's Stock and the above two indices.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        Among Vivra, Incorporated, Dow Jones Equity Market Index and Dow
                        Jones HealthCare Providers Index


[The following descriptive data is supplied in accordance with rule 304(d) of regulation S-T]


                                        Fiscal Year Ending November 30
-------------------------------------------------------------------------------------------------------------------------
                                          1991          1992          1993          1994          1995          1996
-------------------------------------------------------------------------------------------------------------------------
Vivra Incorporated                        100         109.30        111.63        159.77        190.47        257.44
Dow Jones Equity Market Index             100         119.42        131.22        132.28        182.21        233.13
Dow Jones Health Care Provider Index      100         126.18        176.64        221.59        272.76        310.03
-------------------------------------------------------------------------------------------------------------------------


   Employment Contracts

    The following is a summary of the material provisions of the employment contract between the Company and Mr. Thiry and of employment contracts between the Company and the other named executive officers, which are substantially identical to each other except for salary.

    Mr. Thiry's contract (which was entered into in March 1996) provides for an annual salary of at least $275,000 and expires January 31, 2000. The Company may award discretionary bonuses under the contract. Mr. Thiry received a previously granted contingent bonus of $300,000 because the Company's earnings per share reached $1.25 for the fiscal year ending November 30, 1996, and such bonus was approved by the Board. Mr. Thiry's contract contains nondisclosure, noncompetition and nonsolicitation covenants. The Company may terminate employment upon 30 days' written notice (i) upon Mr. Thiry's breach of the contract or neglect of his duties; (ii) for cause or (iii) upon his permanent disability. The contract terminates immediately upon his death. If employment terminates due to Mr. Thiry's permanent disability or death, the Company will be obligated to pay an amount equal to one year's salary computed at a rate of at least $300,000. If Mr. Thiry terminates due to the Company's breach of the contract, he will be entitled to receive an amount equal to one and one half of his annual salary computed at a rate of at least $300,000 per annum, plus one and one half of the discretionary bonuses actually awarded during the prior fiscal year. If employment terminates within one year of a change of control other than for Mr. Thiry's breach or neglect or termination for cause, Mr. Thiry will receive payments and benefits, which include (a) a payment equal to 2.99 times the sum of his annual salary computed at a rate of at least $300,000 per annum and any discretionary bonus paid for the fiscal year immediately preceding the change of control; (b) a payment equal to the contingent bonus as to which the contingencies will be waived; (c) continuation of existing or comparable life and health insurance coverage for three years; (d) acceleration of the exercisability of stock options and related stock appreciation rights and vesting of any other stock related awards; and (e) use of office facilities for one year. Under the contract a "change of control" means a change of control that would be required to be reported pursuant to Item 6(e) of Schedule 14A under the Securities Exchange Act of 1934, as amended. A "change of control" is deemed to have occurred if (i) any Person (as defined in the contract) becomes the beneficial owner, directly or indirectly, of at least 30% of the combined voting power of the Company's outstanding securities, or (ii) during any consecutive two year period individuals who at the beginning of such period constitute the Board of Directors cease to constitute at least a majority thereof, unless the election of other directors has been approved in advance by at least two-thirds of the directors at the beginning of such period.

    The Company also has employment contracts with Messrs. Barry, Usilton, Lazarovic and Ms. Zumwalt which provide for salaries, which are subject to annual review by the Board of Directors. The Company may terminate employment at any time by giving not less than 30 days' written notice and immediately for cause (as defined in the contracts). Under the contracts the executives are eligible to receive bonuses, stock options and other forms of incentive compensation and will also be eligible to participate in employee benefit and fringe benefit programs. The executives' contracts contain nondisclosure, nonsolicitation and noninterference covenants. If employment terminates within two years after a change in control of the Company, other than for cause, such executive will be entitled to receive certain payments and benefits which include, for Mr. Barry and Ms. Zumwalt, a payment equal to 2.99 times the base compensation being paid at the time of the change of control, and acceleration of the exercisability of stock options and related stock appreciation rights. For purposes of the contracts, a "change in control" means (1) any person becoming the beneficial owner, directly or indirectly, of at least 20% of the combined voting power of the Company's voting securities; (2) a change in the composition of the Board of Directors as a result of which fewer than two-thirds of incumbent directors had been directors 24 months prior to such change or were elected or nominated with the affirmative votes of directors who had been directors 24 months prior to such change; and (3) a change in control required to be reported pursuant to Item 6(e) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

   PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S REVISED
                            1989 STOCK INCENTIVE PLAN

    In November 1995, the Board of Directors amended the Company's Revised 1989 Stock Incentive Plan (the "1989 Plan"), subject to approval by the stockholders, to eliminate the automatic grant of nonstatutory stock options ("NSOs") or restricted stock for attendance at committee meetings subsequent to the 1996 Annual Meeting and to provide for the automatic grant of restricted stock as a portion or all of the annual retainer for serving as a chairperson of a committee.

    An explanation of the 1989 Plan and a summary of the changes are set forth below. A copy of the full plan may be obtained by stockholders by contacting Charles W. Ott by phone or in writing at the offices of the Company, 1850 Gateway Drive, Fifth floor, San Mateo, California 94404, telephone 415-577-5700. The following summary is qualified in its entirety by referral to the plan document itself, which is incorporated herein by reference.

    Summary of the Plan. Options may include NSOs as well as Incentive Stock Options ("ISOs"). The term of an ISO cannot exceed 10 years and the exercise price of an ISO must be equal to or greater than the fair market value of the Common Stock on the date of grant. The 1989 Plan permits the grant of NSOs with an exercise price of at least 50% of fair market value on the date of grant. However, to date the Company has not granted NSOs below fair market value. The closing price per share of the Company's Common Stock as reported on the New York Stock Exchange on March 25, 1997 was $28.25.

    The exercise price of any NSO may be paid in any lawful form permitted by the Compensation Committee (the "Committee") and, for an ISO, by the stock option agreement. Permitted forms of payment include, without limitation, cash, the surrender of shares of Common Stock or restricted shares owned by the optionee more than six months, or such lesser period as may be required by the Committee, or by giving "exercise/sale" or "exercise/pledge" directions.

    SARs may also be granted under the Plan. A SAR permits the participant to elect to receive any appreciation in the value of the underlying stock from the Company in cash. The amount payable on exercise of a SAR is measured by the difference between the market value of the underlying stock at exercise and the exercise price. SARs may only be granted in conjunction with options, and may only be exercised to the extent that the option to which the SAR is attached is exercisable. A SAR can only be granted in conjunction with an ISO at the time of ISO grant, but can be granted in conjunction with a NSO at any time that is at least six months before the expiration of the NSO.

    A SAR may be exercised by written notice to the Company, and will be deemed exercised if it has value, i.e., the exercise price exceeds fair market value, on the date when the attached option expires without exercise. Upon exercise of a SAR, the corresponding portion of the related option must be surrendered and cannot thereafter be exercised. Conversely, upon exercise of an option to which a SAR is attached, the SAR may no longer be exercised to the extent that the corresponding option has been exercised. All options and SARs are nontransferable prior to the optionee's death.

    The Committee selects the key employees of the Company who will receive awards, and determines the size of the award, the vesting period, term and other conditions. Key employees and nonemployee directors of the Company are eligible to participate in the 1989 Plan, although ISOs may be granted only to employees and the participation of nonemployee directors is limited to automatic annual grants of NSOs and automatic grants of NSOs and restricted stock for attendance at committee meetings as described below. As of March 15, 1997 there were 254 persons participating in the 1989 Plan.

      Federal Income Tax Consequences. The following tax discussion is only a brief summary of current federal income tax law. It is intended solely as general information and does not make specific representations to any optionee. A taxpayer's particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time in the future. Each optionee is urged to consult a tax advisor concerning the tax consequences to such optionee under the 1989 Plan.

      Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and fair market value of the Common Stock on the date of exercise; the Company ordinarily will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1989 Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

    Proposed Amendments. The Company proposes to amend the 1989 Plan to increase the shares of Common Stock available for award by 1,400,000. As of March 21, 1997, a total of 6,280,346 shares had been authorized under the 1989 Plan for award and only 44,883 remain available for grant. Including the 1,400,000 shares added by the proposed amendment, 7,680,346 would be authorized and 1,444,883 available for grant. If any options or stock units granted under the 1989 Plan are forfeited, or if any options or stock units granted under the 1989 Plan terminate for any other reason prior to exercise, then the underlying shares of Common Stock again become available for awards. In addition, Common Stock underlying options surrendered upon the exercise of related SARs shall again become available for awards. The Company also proposes to amend the 1989 Plan effective at and after the 1997 Annual Meeting to provide that automatic grant of restricted stock to the chair of the Compensation Committee be increased from $20,000 of restricted stock to $27,500 of restricted stock.

Required Approval

    The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required to approve the amended Revised 1989 Stock Incentive Plan. Unless marked to the contrary, proxies received will be voted FOR approval of the amendment of the Company's Revised 1989 Stock Incentive Plan.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S REVISED 1989 STOCK INCENTIVE PLAN.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors intends to reappoint Ernst & Young as independent accountants to audit the financial statements of the Company for the current fiscal year.

    A representative of Ernst & Young is expected to attend the annual meeting of stockholders, will have an opportunity to make a statement and will be available to respond to appropriate questions.

                                  OTHER MATTERS

    Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they are not required to file Form 5 for the fiscal year ended December 31, 1995, the Company believes that all of its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal year 1995, except Messrs, Fontaine, Pagliuca, Nehra, Lowe, Holcomb, Bilt and Barry and Dr. Connor each filed their Form 5 for the fiscal year 1996 approximately two months late with respect to the grant of stock and/or options pursuant to the Revised 1989 Stock Incentive Plan.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne in full by the Company, and in the event an insufficient number of proxies are received to constitute a quorum, there will be further solicitation of stockholders by mail, telephone or oral communication. The Company will also request brokerage houses and other nominees or fiduciaries to forward copies of its proxy material and annual report to beneficial owners of stock held in their names, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

                  TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS

    Shareholder proposals to be presented at the next annual meeting which will take place on or about May 9, 1998, must be received by the Company for inclusion in its proxy statement not later than December 4, 1997.


                                        By Order of the Board of Directors


                                        LEANNE M. ZUMWALT
                                            Secretary

                                                                      APPENDIX A
                               VIVRA INCORPORATED

                        REVISED 1989 STOCK INCENTIVE PLAN
                              (Amended and Restated
                             Effective May 9, 1997)


                                                 TABLE OF CONTENTS
                                                                                                          Page
                                                                                                          ----
ARTICLE 1.                 INTRODUCTION..............................................................        1

ARTICLE 2.                 ADMINISTRATION............................................................        1
2.1           The Committee..........................................................................        1
2.2           Committee Responsibilities.............................................................        1

ARTICLE 3.                  LIMITATION ON AWARDS.....................................................        1

ARTICLE 4.                 ELIGIBILITY...............................................................        1
4.1           General Rule ..........................................................................        2
4.2           Non-Employee Directors.................................................................        2
4.3           Ten-Percent Stockholders...............................................................        2
4.4           Attribution Rules......................................................................        2
4.5           Outstanding Stock......................................................................        2

ARTICLE 5.                 OPTIONS...................................................................        3
5.1           Stock Option Agreement.................................................................        3
5.2           Options Nontransferable................................................................        3
5.3           Number of Shares.......................................................................        3
5.4           Exercise Price.........................................................................        3
5.5           Exercisability and Term................................................................        3
5.6           Effect of Change in Control............................................................        3
5.7           Modification, Extension and Renewal of Options.........................................        3
5.8           Restrictions on Transfer of Common Shares..............................................        4

ARTICLE 6.                 PAYMENT FOR OPTION SHARES.................................................        4
6.1           General Rule ..........................................................................        4
6.2           Surrender of Stock.....................................................................        4
6.3           Exercise/Sale..........................................................................        4
6.4           Exercise/Pledge........................................................................        4
6.5           Other Forms of Payment.................................................................        4

ARTICLE 7.                 STOCK APPRECIATION RIGHTS.................................................        4
7.1           Grant of SARs..........................................................................        5
7.2           Manner of Exercise of SARs.............................................................        5
7.3           Special Holding Period.................................................................        5
7.4           Special Exercise Window................................................................        5
7.5           Limited SARs ..........................................................................        5

ARTICLE 8.                 RESTRICTED SHARES AND STOCK UNITS.........................................        5
8.1           Time, Amount and Form of Awards........................................................        5
8.2           Payment for Awards.....................................................................        5
8.3           Vesting Conditions.....................................................................        5
8.4           Form of Settlement of Stock Units......................................................        5
8.5           Time of Settlement of Stock Units......................................................        6
8.6           Death of Recipient.....................................................................        6

ARTICLE 9.                 VOTING RIGHTS AND DIVIDENDS OR DIVIDEND EQUIVALENTS.......................        6
9.1           Restricted Shares......................................................................        6
9.2           Stock Units  ..........................................................................        6

ARTICLE 10.                 PROTECTION AGAINST DILUTION..............................................        6
10.1          General      ..........................................................................        6



10.2          Reorganizations........................................................................        6
10.3          Reservation of Rights..................................................................        6

ARTICLE 11.                LIMITATION OF RIGHTS......................................................        7
11.1          Employment Rights......................................................................        7
11.2          Stockholders' Rights...................................................................        7
11.3          Creditors' Rights......................................................................        7
11.4          Government Regulations.................................................................        7

ARTICLE 12.                LIMITATION ON PAYMENTS....................................................        7
12.1          Basic Rule   ..........................................................................        7
12.2          Reduction of Payments..................................................................        7
12.3          Overpayments and Underpayments.........................................................        8
12.4          Related Corporations...................................................................        8

ARTICLE 13.                WITHHOLDING TAXES.........................................................        8
13.1          General      ..........................................................................        8
13.2          Nonstatutory Options, Restricted Shares or Stock Units.................................        8

ARTICLE 14.                ASSIGNMENT OR TRANSFER OF AWARD...........................................        8

ARTICLE 15.                FUTURE OF THE PLAN........................................................        9
15.1          Term of the Plan.......................................................................        9
15.2          Amendment or Termination`..............................................................        9
15.3          Effect of Amendment or Termination.....................................................        9

ARTICLE 16.                DEFINITIONS...............................................................        9
16.1          Award        ..........................................................................        9
16.2          Award Year   ..........................................................................        9
16.3          Board        ..........................................................................        9
16.4          Change in Control......................................................................        9
16.5          Code         ..........................................................................        9
16.6          Committee    ..........................................................................        9
16.7          Common Share ..........................................................................        9
16.8          Company      ..........................................................................        9
16.9          Exchange Act ..........................................................................       10
16.10         Exercise Price.........................................................................       10
16.11         Fair Market Value......................................................................       10
16.12         ISO          ..........................................................................       10
16.13         Key Employee ..........................................................................       10
16.14         Non-Employee Director..................................................................       10
16.15         NSO          ..........................................................................       10
16.16         Option       ..........................................................................       10
16.17         Optionee     ..........................................................................       10
16.18         Participant  ..........................................................................       10
16.19         Plan         ..........................................................................       10
16.20         Restricted Share.......................................................................       10
16.21         SAR          ..........................................................................       10
16.22         Stock Award Agreement..................................................................       10
16.23         Stock Option Agreement.................................................................       10
16.24         Stock Unit   ..........................................................................       11
16.25         Subsidiary   ..........................................................................       11

ARTICLE 17.                EXECUTION.................................................................       11

                               VIVRA INCORPORATED

                        REVISED 1989 STOCK INCENTIVE PLAN

                         (Amended and Restated Effective
                                  May 9, 1996)

ARTICLE 1. INTRODUCTION.

       The Plan was adopted by the Board and approved by the Company's sole stockholder, Community Psychiatric Centers, on June 22, 1989. The purpose of the Plan is to promote the long-term success of the Company and the creation of incremental stockholder value by (a) encouraging Non-Employee Directors and Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors and Key Employees with exceptional qualifications and (c) linking Non-Employee Directors and Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, stock appreciation rights or Options, which may constitute incentive stock options or nonstatutory stock options. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

       This amended and restated Plan changes the provisions for the grant of NSOs and Restricted Shares to Non-Employee Directors.

ARTICLE 2. ADMINISTRATION.

       2.1 The Committee. The Plan shall be administered by the Committee appointed by the Board. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Awards to persons who are subject to section 16 of the Exchange Act. A member of the Committee shall not be eligible to receive any Award under the Plan, other than Options and Restricted Shares granted under Section 4.2.

       2.2  Committee  Responsibilities.  The  Committee  shall  select  the Key
Employees who are to receive Awards under the Plan, determine in its sole discretion the amount, price, vesting requirements, terms and other conditions of such Awards, interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3. LIMITATION ON AWARDS.

       The aggregate number of Common Shares subject to Restricted Shares, Stock Units and Options awarded under the Plan shall not exceed 7,680,346. If any Restricted Shares are forfeited before dividends have been paid, if any Options or Stock Units are forfeited or if any Options or Stock Units terminate for any other reason before being exercised, then such Restricted Shares, Stock Units or Options shall again become available for Awards under the Plan. Also, if Options are surrendered upon the exercise of related SARs, then such Options shall be restored to the pool available for Awards. Any dividend equivalents distributed in the form of shares of Common Stock under the Plan shall be applied against the number of shares of Common Stock available for Awards. The limitation of this Article 3 shall be subject to adjustment pursuant to Article 10. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.

ARTICLE 4. ELIGIBILITY.

       4.1 General Rule. Except as provided in Section 4.2, only Key Employees shall be eligible for designation as Participants by the Committee.

       4.2 Non-Employee Directors. Non-Employee Directors shall be entitled to receive the NSOs, SARs and Restricted Shares described in this Section 4.2.

       (a) Each Non-Employee Director shall receive an NSO covering 5,062 Common Shares for each Award Year with respect to which he or she serves as a Non-Employee Director on the grant date described in subsection (c) below;

       (b) The Non-Employee Directors set forth below shall receive a grant of Restricted Shares at each regular annual meeting in satisfaction of all or a portion of their annual retainer, otherwise paid in cash. The Restricted Shares will have a Fair Market Value on the date of the annual meeting in the amounts set forth below. The number of Restricted Shares shall be rounded down to the next number of whole shares:

          -------------------------------------------------------------------
          Chair of the Compensation Committee...................     $27,500
          Chair of the Audit Committee..........................     $20,000
          Chair of the Governance Committee.....................     $20,000
          Chair of Clinical Quality.............................     $10,000
          -------------------------------------------------------------------

         (c) The NSO for a particular Award Year shall be granted to each Non-Employee Director as of December 1 each year;

         (d) Each NSO shall be exercisable in full at all times during its term; Restricted Shares shall not vest until 6 months after the date of grant;

         (e) The term of each NSO shall be 10 years; provided, however, that any unexercised NSO shall expire thirty days after the date that the Optionee ceases to be a Non-Employee Director or a Key Employee for any reason other than death or disability. If an Optionee ceases to be a Non-Employee Director or a Key Employee on account of death or disability, any unexercised NSO shall expire on the earlier of the date 10 years after the date of grant or one year after the date of death or disability of such Director.

         (f) The Exercise Price under each NSO shall be equal to the Fair Market Value on the date of grant and shall be payable in accordance with
       Section 6; and

         (g) Each NSO other than those specified in subsection (b) shall include a related limited SAR, which shall be exercisable only in the event of a Change in Control. The SAR shall be exercisable in accordance with the provisions of Section 7.

       4.3 Ten-Percent Stockholders. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise Price under such ISO is at least 110 percent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

       4.4 Attribution Rules. For purposes of Section 4.3, in determining stock ownership, a Key Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.

       4.5 Outstanding Stock. For purposes of Section 4.3, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include treasury shares or shares authorized for issuance under outstanding options held by the Key Employee or by any other person.

ARTICLE 5. OPTIONS.

       5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Committee may designate all or any part of an Option as an ISO, except for Options granted to Non- Employee Directors under Section 4.2.

       5.2 Options Nontransferable. Unless the Stock Option Agreement provides otherwise, no Option granted under the Plan shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Unless the Stock Option Agreement provides otherwise, an Option may be exercised during the lifetime of the Optionee only by him or her. Unless the Stock Option Agreement provides otherwise, no Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

       5.3 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. The Stock Option
Agreement shall also specify whether the Option is an ISO or an NSO. No Key Employee who is an Optionee shall be granted Options covering more than 250,000 Common Shares during any Award Year.

       5.4 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant, except as otherwise provided in Section 4.3. The Exercise Price under an NSO shall not be less than fifty percent (50%) of the Fair Market Value on the date of grant of the Common Shares subject to such NSO, except as otherwise provided in Section 4.2. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6.

       5.5 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and Section 4.3 may require a shorter term. Subject to Sections 7.3 and 7.4 and the preceding sentence, the Committee shall determine when all or any part of an Option (and any SARs included therein) is to become exercisable and when such Option is to expire. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment or service. Except as provided in Section 4.2, NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

      5.6 Effect of Change in Control. The Committee (at its sole discretion) may determine, at the time of granting an Option or thereafter, that such Option (and any SARs included therein) shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options (and any SARs included therein) shall become fully exercisable as to all Common Shares subject to such Options. The Committee (at its sole discretion) may determine, at the time of granting an Option, that any SARs included therein shall become exercisable as to the Common Shares subject to the related Option only in the event that a Change in Control occurs with respect to the Company.

       5.7 Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.

       5.8 Restrictions on Transfer of Common Shares. Any Common Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Common Shares.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

       6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

         (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee may specify in the Stock Option Agreement that payment may be made pursuant to Section 6.2, 6.3, 6.4 or 6.5.

         (b) In the  case  of an NSO,  other  than an NSO  granted  pursuant  to
       Section 4.2, the  Committee  may at any time accept  payment  pursuant to
       Section 6.2, 6.3, 6.4 or 6.5.

       6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have been owned by the Optionee for more than six months (or such lesser time period as may be adopted by the Committee) and which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

       6.3 Exercise/Sale. To the extent this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

       6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

       6.5 Other Forms of Payment. To the extent that this Section 6.5 is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

ARTICLE 7. STOCK APPRECIATION RIGHTS.

       7.1 Grant of SARs. Each Option granted under the Plan may, at the discretion of the Committee, include a SAR. No Key Employee shall be granted SARs covering more than 250,000 Common Shares during any Award Year. Such SAR shall entitle the Optionee (or any person having the right to exercise the Option after his or her death) to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company a cash payment which is equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the surrendered portion of the Option exceeds the Exercise Price. In no event shall any SAR be exercised if such Fair Market Value does not exceed the Exercise Price. The discretion of the Committee to include a SAR in an ISO may be exercised only at the time of the grant of such ISO. The discretion of the Committee to include a SAR in an NSO may be exercised at the time of the grant of such NSO or at any subsequent time, but not later than six months before the expiration of such NSO. If a

SAR is exercised, the number of Common Shares remaining subject to the related Option shall be reduced accordingly, and vice versa.

       7.2 Manner of Exercise of SARs. A SAR may be exercised by written notice to the Company. Subject to Sections 7.3 and 7.4, it may be exercised to the extent, and only to the extent, that the Option in which it is included is exercisable. If, on the date when an Option expires, the Exercise Price under such Option is less than the Fair Market Value on such date but any portion of such Option has not been exercised or surrendered, then any SAR included in such Option shall automatically be deemed to be exercised as of such date with respect to such portion.

       7.3 Special Holding Period. To the extent required by section 16 of the Exchange Act or any rule thereunder, a SAR shall not be exercised unless both it and the related Option have been outstanding for more than six months. If the Stock Option Agreement so provides, this Section 7.3 shall not apply in the event of the Optionee's death or disability.

       7.4 Special Exercise Window. To the extent required by section 16 of the Exchange Act or any rule thereunder, a SAR may only be exercised during a period which (a) begins on the third business day following a date when the Company's quarterly summary statement of sales and earnings is released to the public and
(b) ends on the 12th business day following such date. This Section 7.4 shall not apply if the exercise occurs automatically on the date when the related Option expires, and the Committee may determine that it shall not apply to limited SARs granted under Section 7.5.

       7.5 Limited SARs. An Option granted under the Plan may, at the discretion of the Committee, provide that it will be exercisable as a SAR only in the event of a Change in Control.

ARTICLE 8. RESTRICTED SHARES AND STOCK UNITS.

       8.1 Time, Amount and Form of Awards. The Committee may grant Restricted Shares or Stock Units with respect to an Award Year during such Award Year or at any time thereafter. The amount of each Award of Restricted Shares or Stock Units shall be determined by the Committee. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both, as the Committee shall determine at its sole discretion at the time of the grant. Restricted Shares or Stock Units may also be awarded in combination with NSOs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs are exercised.

       8.2 Payment for Awards. To the extent that an Award is granted in the form of Restricted Shares (other than treasury shares), the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of Award recipients.

       8.3 Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt. A Stock Award Agreement may also provide for accelerated vesting in the event of the Participant's death, disability or retirement. The Committee (at its sole discretion) may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

       8.4 Form of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of cash, in the form of Common Shares, or in any combination of both, as the Committee shall determine at or before the time when distribution commences. The Committee may designate a method of converting Stock Units into cash, including (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

       8.5 Time of Settlement of Stock Units. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The Committee shall determine when all or any part of an Award of Stock Units is to be distributed, and it may modify its original determination with respect to the time of distribution at any time before settlement of the Stock Units is completed. The Committee may also permit Participants to request a deferral of any distribution under this
Section 8.5. In the case of any deferred distribution, the Committee may increase the amount of such distribution by an interest factor or by dividend equivalents, as it deems appropriate.

       8.6 Death of Recipient. Any Stock Units Award which becomes payable after the recipient's death shall be delivered or distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award which becomes payable after the recipient's death shall be delivered or distributed to the recipient's estate. The Committee, at its sole discretion, shall determine the form and time of any distribution(s) to a recipient's beneficiary or estate.

ARTICLE 9. VOTING RIGHTS AND DIVIDENDS OR DIVIDEND EQUIVALENTS.

       9.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.

       9.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan shall carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. The Committee shall determine at what time(s) any dividend equivalents are to be distributed. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid on or about the date when dividends on Common Shares are paid shall be subject to the same conditions and restrictions (including, without limitation, any forfeiture conditions) as the Stock Units to which they attach. The Committee, at its sole discretion, shall make all determinations relating to dividend equivalents.

ARTICLE 10. PROTECTION AGAINST DILUTION.

       10.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options, Restricted Shares and Stock Units available for future Awards under Articles 3 and 4, (b) the number of Stock Units included in any prior Award which has not yet been settled, (c) the number of Common Shares covered by each outstanding Option or (d) the Exercise Price under each outstanding Option.

       10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

       10.3 Reservation of Rights. Except as provided in this Article 10, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

ARTICLE 11. LIMITATION OF RIGHTS.

       11.1 Employment Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain employed by the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the employment of any employee at any time, and for any reason, subject only to a written employment agreement (if any).

       11.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

       11.3 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

       11.4 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as:

         (a) Any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws; and

         (b) Satisfactory assurances have been received that such Common Shares, when issued, will be duly listed on the New York Stock Exchange or any other securities exchange on which Common Shares are then listed.

ARTICLE 12. LIMITATION ON PAYMENTS.

       12.1  Basic   Rule.   Any   provision   of  the  Plan  to  the   contrary
notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided, however, that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 12. For purposes of this Article 12, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

       12.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the

Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this
Article 12, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this
Article 12 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

       12.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

       12.4 Related Corporations. For purposes of this Article 12, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 13. WITHHOLDING TAXES.

       13.1 General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make such payment or distribution until such obligations are satisfied.

       13.2 Nonstatutory Options, Restricted Shares or Stock Units. The Committee may permit an Optionee who exercises NSOs, or who receives Awards of Restricted Shares or Stock Units, to satisfy all or part of his or her withholding tax obligations by delivering Common Shares or by having the Company withhold a portion of the Common Shares that otherwise would be issued to him or her under such Awards. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by delivering or surrendering Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

ARTICLE 14. ASSIGNMENT OR TRANSFER OF AWARD.

       Except to the extent the Award agreement provides otherwise, any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this
Article 14 shall be void. However, this Article 14 shall not preclude (i) a Participant from designating a beneficiary who will receive any undistributed Awards in the event of the Participant's death, or (ii) a transfer by will or by the laws of descent and distribution.

ARTICLE 15. FUTURE OF THE PLAN.

       15.1 Term of the Plan. This amended and restated Plan shall become effective on May 2, 1996 subject to shareholder approval of the Plan at the annual meeting of stockholders held on that date. If approved, the Plan shall remain in effect until it is terminated under Section 15.2, except that no ISOs shall be granted after June 21, 1999.

       15.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. However, any amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. The provisions of Section 4.2 relating to Non-Employee Directors may not be amended more than once every six months, except to comply with changes to the Code or ERISA.

       15.3 Effect of Amendment or Termination. No Awards shall be made under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option, Restricted Share or Stock Unit previously granted under the Plan.

ARTICLE 16. DEFINITIONS.

       16.1  "Award"  means any award of an  Option  (with or  without a related
SAR), a Restricted Share or a Stock Unit under the Plan.

       16.2 "Award Year" means a fiscal year beginning December 1 and ending November 30 with respect to which an Award may be granted.

       16.3 "Board" means the Company's Board of Directors, as constituted from time to time.

       16.4 "Change in Control" means the occurrence of any of the following events:

         (a) A change in control required to be reported pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

         (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either
       (i) had been  directors  of the Company 24 months prior to such change or
       (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

         (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); provided, however, that any change in the relative beneficial ownership of securities of any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

       16.5 "Code" means the Internal Revenue Code of 1986, as amended. 16.6 "Committee" means the Committee of the Board that is authorized to administer the Plan, as constituted from time to time.

       16.7 "Common Share" means one share of the Common Stock of the Company.

       16.8 "Company" means Vivra Incorporated, a Delaware corporation.

       16.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       16.10 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

       16.11 "Fair Market Value" means the market price of a Common Share, determined by the Committee as follows:

         (a) If the Common Share was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

         (b) If the Common Share was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq National Market system for such date;

         (c) If the Common Share was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq National Market system for such date; and (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

       16.12 "ISO" means an incentive stock option described in section 422(b) of the Code.

       16.13 "Key Employee" means a key common-law employee of or consultant to the Company or any Subsidiary, as determined by the Committee. A consultant may also include a Non-Employee Director who is not serving on the Committee.

       16.14 "Non-Employee Director" means a member of the Board who is not a common-law employee.

       16.15 "NSO" means an employee stock option not described in sections 422 through 424 of the Code.

       16.16 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share. The term "Option" includes a Substitute Option.

       16.17 "Optionee" means an individual or his or her estate that holds an Option.

       16.18 "Participant" means a Non-Employee Director or Key Employee who has received an Award.

       16.19 "Plan" means this Vivra Incorporated Revised 1989 Stock Incentive Plan, as it may be amended from time to time.

       16.20 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

       16.21 "SAR" means a stock appreciation right granted under the Plan as part of an Option or as a subsequent addition to an Option.

       16.22 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

       16.23 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

       16.24 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share and awarded to a Participant under the Plan.

       16.25 "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 17. EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the Plan in its name and on its behalf as of March __ , 1996.

                                       VIVRA INCORPORATED

                                       By
                                           -------------------------------------
                                       Its
                                           -------------------------------------

                                                                      APPENDIX B

                                   DETACH HERE

                                      PROXY

                               VIVRA INCORPORATED
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   ANNUAL MEETING OF STOCKHOLDERS, MAY 9, 1997

                                      PROXY

      The undersigned hereby appoints Kent J. Thiry, LeAnne M. Zumwalt, and Charles W. Ott, and each of them, the attorneys and proxies of the undersigned with full right of substitution to vote as designated below all the shares of VIVRA INCORPORATED Common Stock held of record by the undersigned on March 14, 1997, at the annual meeting of stockholders of the Corporation to be held on May 9, 1997 at 11:00 a.m. and at all adjournments thereof with the same force and effect as the undersigned might or could do, if personally present at the meeting.

      Management knows of no other matters which may properly be, or which are likely to be, brought before the meeting. However, if any of the matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters.

      This proxy when properly executed will be voted in the manner directed by the undersigned stockholder.

The proxies appointed may act by a majority of them present at the meeting or if only one is present by that one.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                SEE REVERSE SIDE

                                   DETACH HERE

|_|   Please mark
      votes as in
      this example.

      IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINATED AND IN FAVOR OF THE AMENDMENT OF THE REVISED 1989 STOCK INCENTIVE PLAN, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

      1. Election of Director
                    Nominee:                Richard B. Fontaine


                  |_|   FOR               |_| WITHHELD
                       THE                   FROM THE
                      NOMINEE                NOMINEE


      2. Stock Incentive Plan amendment:

                                      FOR       AGAINST        ABSTAIN

      Amendment of the Revised        |_|        |_|             |_|
         1989 Stock Incentive Plan

                                            MARK HERE
                                            FOR ADDRESS  |_|
                                            CHANGE AND
                                            NOTE AT LEFT

              Please sign exactly as name appears on stock certificates. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, sign in full corporate name by authorized officer. Joint owners should each sign personally.

      Signature:_______________ Date_____    Signature:_______________ Date_____